Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies

The Company has commitments for demand charges under existing long-term contracts and binding precedent agreements with various pipelines as well as commitments for processing capacity. Aggregate future payments for these items as of December 31, 2021 were $23.8 billion, composed of $1.7 billion in 2022, $1.8 billion in 2023, $1.8 billion in 2024, $1.8 billion in 2025, $1.7 billion in 2026 and $15.0 billion thereafter.

In addition, the Company has commitments to pay for services and materials related to its operations, which primarily include minimum volume commitments to obtain water services and electric hydraulic fracturing services and commitments to purchase equipment, materials and sand. As of December 31, 2021, future commitments under these contracts were $135.6 million in 2022, $99.0 million in 2023, $47.5 million in 2024, $40.0 million in 2025, $40.0 million in 2026 and $178.3 million thereafter.

See Note 15 for a summary of undiscounted future cash flows owed by the Company as lessee to lessors pursuant to contractual agreements in effect as of December 31, 2021.

Conditioned upon the credit ratings assigned by Moody's, S&P and Fitch to the Company's senior notes, counterparties to the Company's derivative and midstream services contracts may request additional assurances of the Company, including collateral. See Note 3 for a description of what is deemed investment grade and a discussion of other factors, aside from credit ratings, that may affect margin deposit requirements on the Company's derivative contracts. See Note 10 for a discussion of letters of credit outstanding and surety bonds posted as of December 31, 2021.

In the ordinary course of business, various legal and regulatory claims and proceedings are pending or threatened against the Company. While the amounts claimed may be substantial, the Company is unable to predict with certainty the ultimate outcome of such claims and proceedings. The Company accrues legal and other direct costs related to loss contingencies when actually incurred. The Company has established reserves it believes to be appropriate for pending matters and, after consultation with counsel and giving appropriate consideration to available insurance, the Company believes that the ultimate outcome of any matter currently pending against the Company will not materially affect the financial position, results of operations or liquidity of the Company.

The Company is subject to various federal, state and local environmental and environmentally-related laws and regulations. These laws and regulations, which are constantly changing, can require expenditures for remediation and may result in the assessment of fines. The Company has established procedures for ongoing evaluation of its operations to identify potential environmental exposures and to assure compliance with regulatory policies and procedures. The estimated costs associated with identified situations that require remedial action are accrued. Ongoing expenditures for compliance with environmental laws and regulations, including investments in plant and facilities to meet environmental requirements, have not been material. Management believes that any such required expenditures will not be significantly different in either their nature or amount in the future and does not know of any environmental liabilities that will have a material effect on the Company's financial position, results of operations or liquidity. The Company has identified situations that require remedial action for which approximately $8.3 million was recorded in other liabilities and credits in the Consolidated Balance Sheet as of December 31, 2021.